DANMAR & ASSOCIATES, INC.
AND
JUHL ENERGY DEVELOPMENT, INC.

COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED
DECEMBER 31, 2007 AND 2006

DANMAR & ASSOCIATES, INC.
AND
JUHL ENERGY DEVELOPMENT, INC.

TABLE OF CONTENTS

PAGE
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

COMBINED FINANCIAL STATEMENTS

Combined Balance Sheets	2

Combined Statements of Operations	3

Combined Statement of Changes in Stockholders’ Equity	4

Combined Statements of Cash Flows	5

Notes to Combined Financial Statements	6-11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
DanMar & Associates, Inc. and Juhl Energy Development, Inc.
Woodstock, Minnesota

We have audited the accompanying combined balance sheet of DanMar & Associates, Inc. and Juhl Energy Development, Inc. (collectively, the Company) as of December 31, 2007 and 2006, and the related combined statements of operations, changes in stockholders’ equity, and cash flows for the years then ended. DanMar & Associates, Inc. and Juhl Energy Development, Inc.’s management is responsible for these combined financial statements. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of DanMar & Associates, Inc. and Juhl Energy Development, Inc. as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years ended December 31, 2007 and 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/ Boulay, Heutmaker, Zibell & Co. P.L.L.P.

Minneapolis, Minnesota
June 20, 2008

DANMAR & ASSOCIATES, INC. AND JUHL ENERGY DEVELOPMENT, INC.
COMBINED BALANCE SHEETS
DECEMBER 31, 2007 AND 2006

	2007	2006
ASSETS
CURRENT ASSETS
Cash	$131,255	$261,324
Accounts Receivable	188,772	140,860
Unbilled Revenue	287,000	272,000
Prepaid Expenses	3,626	3,014
TOTAL CURRENT ASSETS	610,653	677,198

PROPERTY AND EQUIPMENT (Net)	135,024	161,428

TOTAL ASSETS	$745,677	$838,626

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts Payable	$29,280	$3,664
Accrued Expenses	6,095	5,073
Deferred Revenue	32,367	53,617
TOTAL CURRENT LIABILITIES	67,742	62,354

OTHER LONG-TERM LIABILITIES	-	17,367

STOCKHOLDERS' EQUITY
Common Stock
DanMar & Associates Inc., $1 par value; 1,000 shares authorized, issued and outstanding	1,000	1,000
Juhl Energy Development Inc., $.01 par value; 1,000 shares authorized, issued and outstanding	10	-
Additional Paid-In Capital	104,859	20,075
Retained Earnings	572,066	737,830
TOTAL STOCKHOLDERS' EQUITY	677,935	758,905

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$745,677	$838,626

The accompanying notes are an integral part of these statements.

DANMAR & ASSOCIATES, INC. AND JUHL ENERGY DEVELOPMENT, INC.
COMBINED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007		2006
REVENUE
Consulting Services	$273,065	38.61%	$1,070,409	71.53%
Windfarm Management	426,113	60.26	417,416	27.89
Other Operating Income	7,983	1.13	8,704	0.58
TOTAL REVENUE	707,161	100.00	1,496,529	100.00

OPERATING EXPENSES
General and Administrative Expenses	116,935	16.54	110,094	7.36
Payroll and Employee Benefits	158,954	22.48	173,012	11.56
Windfarm Management Expenses	135,333	19.14	204,475	13.66
TOTAL OPERATING EXPENSES	411,222	58.16	487,581	32.58
OPERATING INCOME	295,939	41.84	1,008,948	67.42

OTHER INCOME (EXPENSE)
Interest Income	102	0.01	489	0.03
Other Income (Expense), net	726	0.10	(850)	(0.06)
NET OTHER INCOME (EXPENSE)	828	0.11	(361)	(0.03)

NET INCOME	$296,767	41.95%	$1,008,587	67.39%

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND DILUTED	1,258		1,000

NET INCOME PER SHARE - BASIC AND DILUTED	$235.90		$1,008.59

The accompanying notes are an integral part of these statements.

DANMAR & ASSOCIATES, INC. AND JUHL ENERGY DEVELOPMENT, INC.
COMBINED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	DanMar & Associates, Inc.			Juhl Energy Development, Inc.
			Additional			Additional	Combined
	Common Stock		Paid-In	Common Stock		Paid-In	Retained	Total
	Shares	Amount	Capital	Shares	Amount	Capital	Earnings	Equity

BALANCE - December 31, 2005	1,000	$1,000	$20,075	-	$-	$-	$387,925	$409,000

Net Income	-	-	-	-	-	-	1,008,587	1,008,587

Stockholders' Distributions	-	-	-	-	-	-	658,682	658,682

BALANCE - December 31, 2006	1,000	1,000	20,075	-	-	-	737,830	758,905

Net Income	-	-	-	-	-	-	296,767	296,767

Stockholders' Contributions Juhl Energy Development, Inc.	-	-	-	1,000	10	84,784	-	84,794

Stockholders' Distributions	-	-	-	-	-	-	462,531	462,531

BALANCE - December 31, 2007	1,000	$1,000	$20,075	1,000	$10	$84,784	$572,066	$677,935

The accompanying notes are an integral part of these statements.

DANMAR & ASSOCIATES, INC. AND JUHL ENERGY DEVELOPMENT, INC.
COMBINED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$296,767	$1,008,587
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation	29,804	27,609
Loss on the Disposal of Equipment	-	2,553
Change in assets and liabilities:
Accounts Receivable	(47,912)	72,900
Unbilled Revenue	(15,000)	(272,000)
Prepaid Expenses	(612)	(3,014)
Accounts Payable	25,616	(5,011)
Accrued Expenses	1,022	(1,755)
Deferred Revenue	(38,617)	55,984
NET CASH PROVIDED BY OPERATING ACTIVITIES	251,068	885,853

CASH FLOWS FROM INVESTING ACTIVITIES
Payments for Property and Equipment	(3,400)	(27,769)
NET CASH USED FOR INVESTING ACTIVITIES	(3,400)	(27,769)

CASH FLOWS FROM FINANCING ACTIVITIES
Capital Contributions	84,794	-
Distributions to Stockholders	(462,531)	(658,682)
NET CASH USED FOR FINANCING ACTIVITIES	(377,737)	(658,682)

NET INCREASE (DECREASE) IN CASH	(130,069)	199,402

CASH, BEGINNING OF YEAR	261,324	61,922

CASH, END OF YEAR	$131,255	$261,324

The accompanying notes are an integral part of these statements.

DANMAR & ASSOCIATES, INC. AND JUHL ENERGY DEVELOPMENT, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

DanMar and Associates, Inc. and Juhl Energy Development, Inc. (collectively “the Company”) is primarily involved in providing development, management, and consulting services to various windfarm projects throughout the Midwest. DanMar and Associates, Inc. was incorporated on January 1, 2003 and is located in Woodstock, Minnesota. In September 2007, DanMar & Associates, Inc. assigned certain development and management business to a newly formed corporation, Juhl Energy Development, Inc.

PRINCIPLES OF COMBINATION
The financial statements include the accounts of commonly owned DanMar & Associates, Inc. and Juhl Energy Development, Inc. All significant inter-company balances and transactions were eliminated in combination.

CASH
The Company maintains cash balances at one financial institution located in Minnesota. Accounts are insured by the Federal Deposit Insurance Corporation up to $100,000. At times throughout the year cash balances may exceed the FDIC insurance limits.

ACCOUNTS RECEIVABLE
Credit terms are extended to customers in the normal course of business. The Company performs ongoing credit evaluations of its customers' financial condition and, generally, requires no collateral.

Trade accounts receivable are recorded at their estimated net realizable value, net of an allowance for doubtful accounts. The Company follows a policy of providing an allowance for doubtful accounts; however, based on historical experience, and its evaluation of the current status of receivables, the Company is of the belief that such accounts will be collectible in all material respects and thus an allowance is not necessary. Accounts are considered past due if payment is not made on a timely basis in accordance with the Company's credit terms. Accounts considered uncollectible are written off.

PROPERTY AND EQUIPMENT
Property and equipment are stated at cost. Major renewals and improvements are capitalized, while replacements, maintenance and repairs which do not improve or extend the life of the respective assets are expensed currently. Property and equipment are being depreciated over their estimated useful lives using the straight-line method.

Major categories of property and equipment and their depreciable lives are as follows:

Building and Improvements	7-39 Years
Vehicles	5 Years
Machinery and Shop Equipment	5-7 Years

CARRYING VALUE OF LONG-LIVED ASSETS
The Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed of significantly before the end of its estimated useful life.

Recoverability is assessed based on the carrying amount of the asset and its fair value which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value.

DANMAR & ASSOCIATES, INC. AND JUHL ENERGY DEVELOPMENT, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

INCOME TAXES

The stockholders of this Company have elected under the Internal Revenue Code and comparable state laws to be an S corporation. Since stockholders of an S corporation are taxed on their proportionate share of the Company’s taxable income, an S corporation is generally not subject to either federal or state income taxes at the corporate level. Therefore, no provision or liability for federal or state income taxes has been included in these financial statements.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Accordingly, actual results could differ from those estimates. Revenue from the development agreements is a significant estimate based on a percentage of estimated project costs. The revenue from these agreements is adjusted to reflect actual costs incurred by the project upon the commercial operation date.

FAIR VALUE OF FINANCIAL INSTRUMENTS
The carrying values of cash approximate their fair value.

REVENUE RECOGNITION
The Company receives a down payment upon the acceptance of a development contract by the windfarm owner. With no work performed on the contract to date, the down payment is considered deferred revenue and is recognized over the estimated life of the contract. The Company recognizes additional revenue from development contracts upon completion of each of the two deliverables in the development contract. Revenue is recognized upon completion due to inherent uncertainties relating to the wind energy market. The first deliverable is the acceptance of the power purchase agreement (PPA) by the windfarm owner and power company. The compensation relating to the acceptance of the PPA is recognized on the date the PPA is executed. The second deliverable is the commercial operation date of the project. Revenue is recognized for this deliverable when the project becomes commercially operational according to the power company.

The Company has signed administrative services agreements with seven wind turbine projects to provide management and bookkeeping services. The administrative services agreements call for quarterly payments in advance of services rendered. The administrative services payments are carried as deferred revenue and recognized monthly as services are performed.

NET INCOME PER SHARE
Basic net income per share is computed by dividing combined net income by the weighted average number of combined common stock shares outstanding during the period. Diluted net income per share is computed by dividing net income by the weighted average number of common stock shares and common stock equivalents outstanding during the period. There were no common stock equivalents outstanding during the periods presented; accordingly, the Company’s basic and diluted net income per share is the same for all periods presented. The Company combines the weighted average of common stock shares outstanding for DanMar and Associates, Inc and Juhl Energy Development, Inc. to determine total weighted common shares outstanding for reporting purposes of the combined entities. The common stock of both entities is similar in participation rights.

DANMAR & ASSOCIATES, INC. AND JUHL ENERGY DEVELOPMENT, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont’d)

RECENTLY ISSUED PRONOUNCEMENTS
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (SFAS 157), Fair Value Measurements. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The statement is effective for (1) financial assets and liabilities in financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years and (2) certain non-financial assets and liabilities in financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company is evaluating the effect, if any, that the adoption of SFAS 157 will have on its results of operations, financial position, and the related disclosures.

In February 2007, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 159, (SFAS 159), The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115 (Accounting for Certain Investments in Debt and Equity Securities). SFAS 159 provides companies with an option to report selected financial assets and liabilities at fair value and is effective for fiscal years beginning after November 15, 2007 with early adoption permitted. The Company is evaluating the effect, if any, that the adoption of SFAS 159 will have on its results of operations, financial position, and the related disclosures.

In December 2007, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 141 (R) (SFAS 141(R)), Business Combinations. The pronouncement significantly expands the definition of a business and of a business combination and thereby increases the number of transactions and other events that will qualify as business combinations, including agreements that give rise to variable interest entities. SFAS 141(R) also requires the expensing of acquisition-related transaction costs, expensing of most acquisition-related restructuring costs, the fair value measurement of assets and liabilities, including certain earn-out arrangements, and the capitalization of acquired in-process research and development. SFAS 141(R) is effective for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. SFAS 141(R) must be adopted concurrently with SFAS 160. The Company is evaluating the effect, if any, that the adoption of SFAS 141(R) will have on its results of operations, financial position, and the related disclosures.

In December 2007, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 160 (SFAS 160), Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51 (Consolidated Financial Statements). SFAS 160 establishes accounting and reporting standards for a noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. In addition, SFAS 160 requires certain consolidation procedures for consistency with the requirements of SFAS 141(R), Business Combinations. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 with earlier adoption prohibited. SFAS 160 must be adopted concurrently with the effective date of SFAS 141(R). The Company is evaluating the effect, if any, that the adoption of SFAS 160 will have on its results of operations, financial position, and the related disclosures.

2.	CONCENTRATIONS, RISKS AND UNCERTANTIES
The Company derived approximately 50% and 42% of its revenue from sales to five customers in 2007 and 2006, respectively. At December 31, 2007 and 2006, 17% and 22%, respectively, of the Company's accounts receivable were due from one of the five customers. One of the five customers also made up approximately 94% and 100% of the Company’s unbilled receivables as of December 31, 2007 and 2006, respectively. One of these customers was a related party, as discussed in Note 6.

DANMAR & ASSOCIATES, INC. AND JUHL ENERGY DEVELOPMENT, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

3.	PROPERTY AND EQUIPMENT
Property and equipment consists of the following:

	December 31,		December 31,
	2006	Additions	2007
COST:
Buildings and Improvements	$83,120	$-	$83,120
Equipment	73,025	3,400	76,425
Furniture and Fixtures	6,811	-	6,811
Vehicles	70,179	-	70,179
TOTALS	233,135	3,400	236,535

LESS ACCUMULATED DEPRECIATION	(71,707)	(29,804)	(101,511)

NET PROPERTY AND EQUIPMENT	$161,428		$135,024

4.	DEFERRED REVENUE

The Company has entered into a number of service contracts to provide certain administrative and maintenance duties for various wind projects. Deferred revenue represents amounts received by the Company prior to year end for services to be provided in the next calendar year. Down payments on the development contracts are held as deferred revenue and recognized over the term of the development agreements.

5.	STOCKHOLDERS’ EQUITY
The authorized, issued, and outstanding capital stock consists of 1,000 shares of common stock of DanMar & Associates, Inc. and 1,000 shares of common stock of Juhl Energy Development, Inc. All shares issued and outstanding in each company at December 31, 2007 and 2006 were owned by two related stockholders.

6.	TRANSACTIONS WITH RELATED PARTIES
The Company had revenues totaling approximately $217,000 and $209,000 in 2007 and 2006, respectively, and had a trade account receivable balance of approximately $56,000 and $52,000 in 2007 and 2006, respectively, from companies related by common ownership. During the years ended December 31, 2007 and 2006, the Company also rented storage space from the stockholders on a year to year basis. The rent expense for the storage space was $6,500 and $6,000 for the years ended December 31, 2007 and 2006, respectively.

7.	OPERATING LEASE
The Company rents additional storage space and the land on which the corporate office is located from two unrelated parties. These rental agreements are on a month-to-month basis. The rent expense for 2007 and 2006 was $2,100 and $3,300, respectively.

8.	COMMITMENTS AND CONTINGENCIES
Development Agreements
The Company enters into development agreements with third parties for the development of wind projects. The development agreements call for development fees ranging from 1% to 5% of the total project cost. The development fees are due in three installments. Ten percent is due at the development agreement signing. Another 40% is due at the signing of the PPA agreement, and the remaining 50% is due at the commercial operation date of the project. As of December 31, 2007, the Company was involved with various development agreements at different stages within the contracts. The Company was also involved with several new projects for which development agreements have not been signed.

Management Agreements
The Company has three agreements in place for existing wind projects to perform management services for those projects. The agreements provide monthly management fees equal to 2% of the project’s gross sales. These agreements also provide payments for general and administrative fees, maintenance fees, and any other out-of-pocket expenses for the project. The contracts expire at various dates through 2015. The agreements may be terminated by the windfarm upon the last day of the month that is at least 30 days after the Company has received written notice of the intent to terminate the agreement.

DANMAR & ASSOCIATES, INC. AND JUHL ENERGY DEVELOPMENT, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

Administrative Services Agreements
The Company has four agreements in place for existing wind projects to perform administrative services for those projects. These agreements provide quarterly payments in advance of services performed. Payments range from $4,500 to $5,000 per quarter, and will continue through the Change of Percentage Ownership Date, as defined by the administrative services agreements, and will be renewed annually without any additional action. The agreements may be terminated by the windfarm upon at least 90 days written notice to the Company.

9.	SUBSEQUENT EVENTS
Subsequent to year end, the Company has paid professional fees for feasibility studies for potential future projects. The Company has not signed any development agreements as of the report date related to these projects.

Effective January 1, 2008, Community Wind Development Group, LLC’s net assets were contributed totaling $5,438 and was recorded as an equity contribution. The assets and liabilities were recorded at their historic costs which approximate fair value. The operations of Community Wind Development are included in these financial statements from January 1, 2008 through March 31, 2008. The contributed assets and liabilities received by the Company are as follows:

Assets:
Cash	$13,108
Accounts Receivable	18,046
Equipment	1,423
Total Assets	$32,577

Liabilities:
Accounts Payable	$27,139
Total Liabilities	$27,139

Assets Contributed	$5,438

Included with the assets and liabilities listed above, is the right to continue developing projects already under a development agreement with Community Wind Development Group, LLC, and the right to continue negotiations with any project that has not signed a development agreement as of January 1, 2008.

In June 2008, the shareholders for DanMar and Associates, Inc. and Juhl Energy Development, Inc. transferred a portion of their shares to a Family Limited Partnership. Since the Family Limited Partnership is a disqualified S shareholder under the Internal Revenue Code and comparable state law, the two companies’ S elections are terminated effective the date of the transfer and the companies will be taxed as regular C Corporations from that date forward. This transaction had no effect on the total shares outstanding of either company.

In June 2008, the Company exchanged all of its outstanding shares of common stock in exchange for 15,250,000 shares of common stock of MH & SC, Inc., a public company. As a result of the exchange transaction (transaction), the Company is now a wholly-owned subsidiary of MH & SC, Inc. Following the closing of the transaction, pursuant to a purchase and sale agreement, MH & SC, Inc. sold all of the outstanding membership interests of its wholly-owned subsidiary, My Health & Safety Supply Company, LLC, to its former CEO. This subsidiary was the only operational activities of MH & SC, Inc. In essence, the Company was merged into a shell company with no or nominal remaining operations; and no or nominal assets and liabilities.

DANMAR & ASSOCIATES, INC. AND JUHL ENERGY DEVELOPMENT, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

9.	SUBSEQUENT EVENTS (Cont’d)
In accordance with Statement of Financial Accounting Standards No. 141, Business Combinations, the Company is considered the accounting acquirer in the exchange transaction. Because the Company owners as a group retained or received the larger portion of the voting rights in the combined entity and the Company’s senior management represents a majority of the senior management of the combined entity, the Company is considered the acquirer for accounting purposes and will account for the transaction as a reverse acquisition. The acquisition will be accounted for as a recapitalization, since at the time of the transaction, MH & SC, Inc. was a company with no or nominal operations, assets and liabilities. Consequently, the assets and liabilities and the historical operations that will be reflected in future consolidated financial statements will be those of the Company and will be recorded at its historical cost basis.

Concurrently with the transaction, the Company completed a private placement consisting of shares of newly-created series A convertible preferred stock, and detachable, five-year class A, class B and class C warrants to purchase shares of common stock at an exercise price of $1.25 (class A), $1.50 (class B) and $1.75 (class C) per share. In total, we sold 5,160,000 shares of our series A convertible preferred stock (convertible at any time into a like number of shares of common stock) and class A, class B and class C warrants to each purchase 2,580,000 shares of common stock, or an aggregate of 7,740,000 shares of common stock. We received gross proceeds of $5,160,000 and anticipate total offering costs to be approximately $660,000.